EXHIBIT 10.3

EXECUTION VERSION

THIRD AMENDMENT NOTE

THIS THIRD AMENDMENT NOTE (“NOTE”) HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

ANYTHING HEREIN TO THE CONTRARY NOTWITHSTANDING, THE LIENS AND SECURITY INTERESTS SECURING THE OBLIGATIONS EVIDENCED BY THIS NOTE, THE EXERCISE OF ANY RIGHT OR REMEDY WITH RESPECT HERETO, AND CERTAIN OF THE RIGHTS OF THE HOLDER HEREOF ARE SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AND SUBORDINATION AGREEMENT DATED AS OF APRIL 30, 2013 (AS AMENDED, RESTATED, SUPPLEMENTED, OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “SUBORDINATION AGREEMENT”), BY AND AMONG WEBSTER BANK, N.A., AS SENIOR AGENT, THE OTHER SENIOR CREDITORS PARTY THERETO, BIA DIGITAL PARTNERS SBIC II LP, AS SUBORDINATED AGENT, AND THE OTHER SUBORDINATED CREDITORS PARTY THERETO. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE SUBORDINATION AGREEMENT AND THIS NOTE, THE TERMS OF THE SUBORDINATION AGREEMENT SHALL GOVERN AND CONTROL.

$750,000	December 30, 2013

FOR VALUE RECEIVED, intending to be legally bound hereby, GLOBAL TELECOM & TECHNOLOGY, INC., a Delaware corporation (“GTTI”), GLOBAL TELECOM & TECHNOLOGY AMERICAS, INC., a Virginia corporation (“GTTA”), WBS CONNECT LLC, a Colorado limited liability company (“WBS”), PACKETEXCHANGE INC., a Delaware corporation (“PEI”), PACKETEXCHANGE (USA), INC., a Delaware corporation (“PEIUSA”), COMMUNICATION DECISIONS-SNVC, LLC, a Virginia limited liability company (“Communication Decisions”), CORE180, LLC, a Delaware limited liability company (“Core180”), ELECTRA LTD., a Virginia corporation (“Electra”), IDC GLOBAL, INC., a Delaware corporation (“IDC”), NT NETWORK SERVICES, LLC, a Delaware limited liability company (“NT Network”), and NLAYER COMMUNICATIONS, INC., an Illinois corporation (“nLayer” and together with GTTI, GTTA, WBS, PEI, PEIUSA, Communication Decisions, Core180, Electra, IDC and NT Network, individually and collectively, jointly and severally, the “Borrower”), hereby promise to pay to the order of PLEXUS FUND III, L.P. (the “Purchaser”) at the office of the Purchaser initially located at 200 Providence Road, Suite 210, Charlotte, North Carolina (or such other address as the Purchaser may specify in writing to Borrower), the principal sum of SEVEN HUNDRED AND FIFTY THOUSAND DOLLARS ($750,000), or such lesser amount as shall equal the aggregate unpaid principal amount of this Note, on the dates specified in the Note Purchase Agreement and to pay interest on such principal amount on the dates and at the rates (including, if applicable, the Default Rate) specified in the Note Purchase Agreement.  All payments due to the Purchaser under this Note shall be made at the place, in the type of money and funds and in the manner specified in the Note Purchase Agreement.

As used in this Note, “Note Purchase Agreement” shall mean the Second Amended and Restated Note Purchase Agreement dated as of April 30, 2013, among Borrower, the other Note Parties signatory thereto, the financial institutions identified therein as Purchasers and BIA Digital Partners SBIC II LP, as agent for the Purchasers (in such capacity the “Agent”), as amended, supplemented and/or modified from time to time.  Capitalized terms that are used herein and not defined herein shall have the meaning given to such terms in the Note Purchase Agreement.

This Note may be voluntarily prepaid, and is subject to mandatory prepayment, in accordance with the provisions applicable to prepayments set forth in the Note Purchase Agreement.

This Note shall be construed and interpreted in accordance with the laws of the State of New York (excluding the laws applicable to conflicts or choice of law).  If any of the terms of this Note, or any agreement or instrument securing payment hereof, shall be declared invalid by any court of competent jurisdiction, such invalidity shall not affect any of the other terms hereof or such other instrument.

The holder of this Note is entitled to all of the benefits under the Note Purchase Agreement and the other Note Documents including certain security provided thereunder and, upon the occurrence of certain events or conditions, payment of the Default Rate of interest.  In addition, in case an Event of Default shall occur, the principal of, and accrued interest and fees, if any, on this Note shall become due and payable in the manner and with the effect provided in the Note Purchase Agreement.

Borrower hereby waives presentment for payment, demand, and, except for notices specifically required by the Note Purchase Agreement, notice of nonpayment, notice of protest, and protest of this Note, and all other notices or demands in connection with the delivery, acceptance, performance, default, dishonor, or enforcement of the payment of this Note.

This Note was issued with original issue discount (as defined in § 1273(a) of the Code and Regulation § 1-1273-1 promulgated thereunder). The Purchaser can obtain the information described in Regulation § 1. 1275-3 promulgated under the Code by writing to: Global Telecom and Technology, Inc., 8484 Westpark Drive, Suite 720, McLean, Virginia 22102, Attention:  Chief Financial Officer.

This Note is one of the Third Amendment Notes referred to in Section 2.1.5(a) of the Note Purchase Agreement.

[Signature Page to Follow]

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed as of the date first above written.

GLOBAL TELECOM & TECHNOLOGY, INC.		GLOBAL TELECOM & TECHNOLOGY AMERICAS, INC.
By:	/s/ Richard D. Calder, Jr.	By:	/s/ Richard D. Calder, Jr.
Name: Richard D. Calder, Jr. Title: President and CEO		Name: Richard D. Calder, Jr. Title: President and CEO

PACKETEXCHANGE, INC.		WBS CONNECT, LLC
By:	/s/ Richard D. Calder, Jr.	By:	/s/ Richard D. Calder, Jr.
Name: Richard D. Calder, Jr. Title: President and CEO		Name: Richard D. Calder, Jr. Title: President and CEO

PACKETEXCHANGE (USA), INC.		NLAYER COMMUNICATIONS, INC.
By:	/s/ Richard D. Calder, Jr.	By:	/s/ Richard D. Calder, Jr.
Name: Richard D. Calder, Jr. Title: President and CEO		Name: Richard D. Calder, Jr. Title: President and CEO

COMMUNICATION DECISIONS-SNVC, LLC		CORE180, LLC
By:	/s/ Richard D. Calder, Jr.	By:	/s/ Richard D. Calder, Jr.
Name: Richard D. Calder, Jr. Title: President and CEO		Name: Richard D. Calder, Jr. Title: President and CEO

ELECTRA LTD.		IDC GLOBAL, INC.
By:	/s/ Richard D. Calder, Jr.	By:	/s/ Richard D. Calder, Jr.
Name: Richard D. Calder, Jr. Title: President and CEO		Name: Richard D. Calder, Jr. Title: President and CEO

NT NETWORK SERVICES, LLC
By:	/s/ Richard D. Calder, Jr.
Name: Richard D. Calder, Jr. Title: President and CEO

Third Amendment Note
(Plexus Fund III, L.P.)